SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HIGH INCOME SECURITIES FUND
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

High Income Securities Fund

(New York Stock Exchange Trading Symbol: PCF)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 15, 2025

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on December 15, 2025: The Notice of Annual Meeting of Shareholders and Proxy Statement are available on the Internet at www.highincomesecuritiesfund.com.

To the Shareholders:

Notice is hereby given that the annual meeting (the “Meeting”) of shareholders (herein referred to as “shareholders”) of High Income Securities Fund, a Massachusetts business trust (the “Fund”), will be held on December 15, 2025 at 11:30 a.m., Eastern time, at the offices of U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 777 E. Wisconsin Ave, Floor 6, Milwaukee, WI, 53202, for the following purposes:

(1)	To elect six Trustees to serve until the Fund’s Annual Meeting of Shareholders in 2026 and until their successors have been duly elected and qualified (Proposal 1); and
(2)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees has fixed the close of business on October 20, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual report may be ordered free of charge by any Shareholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund at the close of business on October 20, 2025.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and a maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting. Stockholders that plan on attending the Meeting in person are requested to email U.S. Bank Global Fund Services at PCFfundadmin@usbank.com by December 8, 2025 so we may accommodate all who plan on attending.

By order of the Board of Trustees,

Phillip Goldstein
Chairman of the Board

November 4, 2025

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

Your vote is important no matter how many shares you own
Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares: (i) will be voted “FOR” the proposal to elect the persons named therein as Trustees (i.e., Proposal 1); and (ii) will be voted in the proxies’ discretion, on any other business that may properly arise at the Meeting.  In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your enclosed proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., executor

High Income Securities Fund
777 East Wisconsin Avenue, 4th Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT

Introduction

 Annual Meeting of Shareholders to be Held on December 15, 2025

This proxy statement (the “Proxy Statement”) is furnished to the shareholders  of High Income Securities Fund, a Massachusetts business trust (the “Fund”) in connection with the solicitation by the Fund’s Board of Trustees (the “Board”) of proxies to be used at the annual meeting (the “Meeting”) of the shareholders of the Fund to be held on December 15, 2025, 11:30 a.m., Eastern time, at the offices of U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 777 E. Wisconsin Ave, Floor 6, Milwaukee, WI, 53202, or any adjournment or postponement thereof.  This Proxy Statement and the related proxy card will first be mailed to shareholders on or about November 4, 2025 and an electronic copy will be available at www.highincomesecuritiesfund.com.

Quorum.  The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on October 20, 2025 shall constitute a quorum for the transaction of business at the Meeting.

Required Vote for Adoption of Proposal.  Proposal 1 (to elect the Trustees) requires the affirmative vote of a plurality of the votes cast, i.e., the nominees receiving the most votes will be elected.   Each nominee that receives at least one affirmative vote will be elected.

As otherwise used herein, “shares” means all of the outstanding transferable units of interest into which the beneficial interest in the Fund shall be divided into from time to time.  The owner of each full share is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote.

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority and has not received instructions from the beneficial owner.  Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present at the Meeting.  With respect to Proposal 1, neither abstentions nor broker non-votes have an effect on the outcome of the proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions, your shares will be voted FOR Proposal 1 and will be voted in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the Meeting (e.g., adjourning the Meeting to a later date).

You may revoke any proxy card by (i) submitting a written notice of revocation to the Fund prior to the Meeting being convened, (ii) by properly executing and submitting a later-dated proxy, or (iii) by attending the annual meeting and voting in person.  If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Your vote is being solicited by the board of trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The trustees and officers of the Fund, Equiniti Trust Company, LLC, the stock transfer agent to the Fund, and U.S. Bancorp Fund Services, LLC, the administrator to the Fund, may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. The cost of soliciting the proxies will be borne by the Fund.

As of the record date, October 20, 2025, the Fund had outstanding 18,716,450 shares.

No Appraisal Rights.  Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or the Fund’s Amended and Restated Agreement and Declaration of Trust to demand payment for, or an appraisal of, their shares.

A copy of the Fund’s most recent annual report and the Fund’s most recent semi-annual report may be obtained by visiting the Fund’s website at www.highincomesecuritiesfund.com or may be ordered free of charge by any Shareholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Board Recommendation

With respect to Proposal 1, the Board unanimously recommends that shareholders vote to elect the nominees named herein as Trustees.

PROPOSAL 1.
TO ELECT SIX TRUSTEES TO SERVE UNTIL THE FUND’S ANNUAL MEETING OF SHAREHOLDERS IN 2025 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

The Board of Trustees currently consists of seven members.   At the Meeting, shareholders will be asked to vote for the re-election of Messrs. Phillip Goldstein, Andrew Dakos, Richard Dayan, Gerald Hellerman, Ben H. Harris, and Moritz Sell, as trustees to serve until the 2026 annual meeting of shareholders or thereafter until each of their successors are duly elected and qualified. Each nominee has indicated that he will serve if elected.  If any nominee should become unable to serve, the proxyholders will vote for his replacement if nominated by the Board.

Required Vote.  Each Trustee must be elected by a plurality of the votes cast by the shareholders. All nominees receiving a plurality of the votes cast will be elected as Trustees of the Fund. Under a plurality vote, if a quorum is established, the six candidates who receive the highest number of “For” votes will be elected. Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Trustee.

Trustees and Officers

Set forth below are the Trustees, nominees for Trustees and officers of the Fund, and their respective birth years, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them on October 20, 2025.  Messrs. Hellerman, Sell, Dayan and Harris are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee”).  Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund (each an “Interested Trustee”) because of their affiliation with Bulldog Investors, LLP (the “Adviser”) and their positions as officers of the Fund. To our knowledge, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any nominee, trustee or officer of the Fund within the past ten years and none are pending.

Name, Address and Birthyear*	Position(s) with the Fund	Term of Office And Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Nominee During the Past Five Years
INTERESTED TRUSTEE NOMINEES
Andrew Dakos (1966)	President	1 Year; Since 2018	Partner of the Adviser since 2009; Partner of Ryan Heritage, LLP since 2019; a Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	3
Director, Special Opportunities Fund, Inc.; Chairman, Total Return Securities Fund; Director, Brookfield DTLA Fund Office Trust Investor, Inc.; Director, Tejon Ranch Co.; Director, BNY Mellon Municipal Income Inc. (until 2025); Trustee, Crossroads Liquidating Trust (until 2020)

Phillip Goldstein (1945)	Chairman and Secretary	1 Year; Since 2018	Partner of the Adviser since 2009; Partner of Ryan Heritage, LLP since 2019; a Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	3
Chairman, The Mexico Equity & Income Fund, Inc.; Chairman, Special Opportunities Fund, Inc.; Director, Brookfield DTLA Fund Office Trust Investor Inc.; Director, Total Return Securities Fund; Director, BNY Mellon Municipal Income Inc. (until 2025); Trustee, Crossroads Liquidating Trust (until 2020); Director, MVC Capital, Inc. (until 2020).

INDEPENDENT TRUSTEE NOMINEES
Gerald Hellerman (1937)	--	1 Year; Since 2018	Chief Compliance Officer of The Mexico Equity and Income Fund, Inc. and Special Opportunities Fund, Inc. (through March 2020)	3
Director, The Mexico Equity and Income Fund, Inc.; Director, Special Opportunities Fund, Inc.; Director, Total Return Securities Fund; Trustee, Fiera Capital Series Trust; (until August 2023); Director, MVC Capital, Inc. (until 2020); Trustee, Crossroads Liquidating Trust (until 2020).

Moritz Sell (1967)	--	1 Year; Since 2018	Founder and Principal of Edison Holdings GmbH and Senior Advisor to Markston International LLC (through December 2020).	2
Director, Aberdeen Australia Equity Fund; Director, Total Return Securities Fund; Director, Aberdeen Global Income Fund, Inc.; Director, Aberdeen Asia-Pacific Income Fund, Inc.; Director, BNY Mellon Municipal Income Inc.; Chairman, Aberdeen Singapore Fund (until 2018); Director, Aberdeen Greater China Fund (until 2018).

Richard Dayan (1943)	--	1 Year; Since 2018	Owner of Cactus Trading.	2	Director, Total Return Securities Fund; Director of Emergent Capital, Inc. (until 2017).
Ben H. Harris (1968)	--	1 Year; Since 2018	Chief Executive Officer of Hormel Harris Investments, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	2	Director, Special Opportunities Fund, Inc.
OFFICERS
Andrew Dakos*** (1966)	President	1 Year; Since 2018	Partner of the Adviser; Partner of Ryan Heritage, LLP since 2019; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Thomas Antonucci*** (1968)	Treasurer	1 Year; Since 2018	Director of Operations of the Adviser and Ryan Heritage, LLP	n/a	n/a
Phillip Goldstein*** (1945)	Chairman and Secretary	1 Year; Since 2018	Partner of the Adviser; Partner of Ryan Heritage, LLP since 2019; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a

Stephanie Darling** (1970)	Chief Compliance Officer	1 Year; Since 2018
General Counsel and Chief Compliance Officer of the Adviser; Chief Compliance Officer of Ryan Heritage, LLP, Mexico Equity and Income Fund, Total Return Securities Fund and Special Opportunities Fund, Inc.; Principal, the Law Office of Stephanie Darling; Editor-In-Chief, The Investment Lawyer.
			n/a	n/a

*	The address for all Trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of the Fund (as of November 8, 2024), Special Opportunities Fund, and Total Return Securities Fund (as of March 31, 2025).
***
Messrs. Dakos, Goldstein, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with the Adviser and their positions as officers of the Fund.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board currently does not have a formal diversity policy in place.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Adviser, service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Fund.  Information as of October 20, 2025 indicating the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below. In considering whether an individual is qualified to serve as a Trustee, you should consider the experiences, qualifications, attributes and skills of such Trustee on an individual basis.

Andrew Dakos
Mr. Dakos has been the President and a Trustee of the Fund since 2018. Mr. Dakos has over 20 years of investment management experience.  He is currently a Partner in the Adviser and Ryan Heritage, LLP, each an investment adviser registered with the SEC.  He is also a principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.  Mr. Dakos is also a director of two other closed-end funds, one real estate development company, and one subsidiary of a large commercial real estate company.

Phillip Goldstein
Mr. Goldstein has been the Chairman of the Board and the Secretary of the Fund since 2018.  Mr. Goldstein has over 30 years of investment management experience.  He is currently a Partner in the Adviser, and Ryan Heritage, LLP, each an investment adviser registered with the SEC.  He is also a principal of the former general partner of several private investment partnerships in the Bulldog Investors group of funds.  Mr. Goldstein is also a director of three other closed-end funds, and one subsidiary of a large commercial real estate company.

Gerald Hellerman
Mr. Hellerman has been a Trustee of the Fund since 2018.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission, Special Adviser to the U.S. Senate Antitrust and Monopoly Subcommittee and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant during the period from 1993 to 2014.

Moritz Sell
Mr. Sell has been a Trustee of the Fund since 2018. Mr. Sell currently serves as Principal of Edison Holdings GmbH, a commercial real estate and venture capital firm. From 1996 to 2013, he served as a Director, Market Strategist and Head of Proprietary Trading (London Branch) of Landesbank Berlin AG and its predecessor, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG). Mr. Sell currently serves as a director of Aberdeen Australia Equity Fund, Total Return Securities Fund, Aberdeen Global Income Fund, Aberdeen Asia Pacific Income Fund and BNY Mellon Municipal Income Inc. and previously served as a director of Aberdeen Singapore Fund (including as chairman of the board) and Aberdeen Greater China Fund.

Richard Dayan
Mr. Dayan has been a Trustee of the Fund since 2018. Mr. Dayan has been the President and owner of Cactus Trading, an importer and exporter of clothing and accessories since 1990. Mr. Dayan formerly served for fifteen years as controller for Biltmore Textiles, a major textile company. Prior to that, he was an auditor for a public accounting firm.

Ben H. Harris
Mr. Harris has been a Trustee of the Fund since 2018.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Fund, Mr. Harris is currently a director of ten private companies and one other closed-end fund.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure. The Board currently consists of six individuals, three of whom are Interested Trustees.  The Chairman of the Board, Mr. Goldstein, is an Interested Trustee and is the Secretary of the Fund and is a principal of the Adviser.  The Board does not have a lead independent trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from Adviser and other the service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  Based on each Trustee’s experience and expertise with closed-end funds the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit & Valuation Committee and a Nominating and Corporate Governance Committee.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

 Compensation of Trustees.  The Board does not have a standing compensation committee.  The Fund pays each Independent Trustee an annual retainer equal to $40,000 for serving as a Trustee and attending the quarterly meetings of the Board, paid quarterly in advance.  Each Trustee is entitled to receive such compensation for any partial quarter for which he serves. Persons who are “interested persons” of the Adviser who serve as Trustees and/or officers of the Fund (other than the Fund’s Chief Compliance Officer) either: (i) do not receive any compensation from the Fund for such services or (ii) receive compensation from the Fund for such services and the amount of such compensation is deducted from the advisory fee paid to the Adviser.

The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Trustees.  The table below details the amount of compensation the Fund’s Trustees received from the Fund during the year ended August 31, 2025.

		Aggregate	Pension or Retirement Benefits Accrued as	Estimated	Total Compensation From Fund and Fund
	Trustee	Compensation From	Part of Fund	Annual Benefits Upon	Complex(1) Paid to
Name of Trustee	Since	Fund	Expenses	Retirement	Trustee
Independent Trustees
Gerald Hellerman(3)	2018	$52,500	None	None	$168,000 (3)
Moritz Sell(2)	2018	$51,500	None	None	$112,000 (2)
Richard Dayan(3)	2018	$49,000	None	None	$106,500 (2)
Ben H. Harris(3)	2018	$47,500	None	None	$108,000 (2)
Interested Trustees
Andrew Dakos(4)	2018	$35,000	None	None	$120,750 (3)
Phillip Goldstein(5)	2018	$35,000	None	None	$94,750 (3)

(1)
The Fund Complex is comprised of the Fund, Special Opportunities Fund, Inc. (as of November 8, 2024) and Total Return Securities Fund (as of March 31, 2025). Amount in parentheses is the number of funds in the Fund Complex overseen by the trustee.  The funds in the Fund Complex have differing fiscal year ends; amount shown is aggregate amount paid to trustee during the year ended August 31, 2025.

(2)	Includes compensation for service as chairman of the Strategic Planning Committee ($10,000 stipend).
(3)	Includes compensation for service on the Strategic Planning Committee ($7,500 stipend).
(4)
Includes compensation for service as a Trustee, a member of the Investment Committee and an officer prior to November 8, 2024.  As of November 8, 2024, Mr. Dakos will no longer receive this compensation from the Fund.

(5)
Includes compensation for service as a Trustee, a member of the Investment Committee and an officer prior to November 8, 2024.  As of November 8, 2024, Mr. Goldstein will no longer receive this compensation from the Fund.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements. A copy of the Fund’s code of ethics is available on the Fund’s website at www.highincomesecuritesfund.com. In addition, copies of both codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090. Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership.  To the knowledge of the Fund’s management, as of October 20, 2025 the Trustees and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Trustee, nominee for Trustee and officer as of October 20, 2025.  The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee, nominee for Trustee and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Funds Overseen by Trustee in Family of Investment Companies*
Gerald Hellerman	Independent Trustee	Over $100,000	Over $100,000 (3)
Moritz Sell	Independent Trustee	$50,001-$100,000	Over $100,000 (2)
Richard Dayan	Independent Trustee	$1-$10,000	$1-$10,000 (2)
Ben H. Harris	Independent Trustee	$10,001-$50,000	Over $100,000 (2)
Andrew Dakos**	Interested Trustee and President	$50,001-$100,000	Over $100,000 (3)
Phillip Goldstein**	Interested Trustee and Secretary	$1-$10,000	Over $100,000 (3)
Thomas Antonucci**	Treasurer	None	N/A
Stephanie Darling**	Chief Compliance Officer	None	N/A

*
The Family of Investment Companies is comprised of the Fund, Special Opportunities Fund, Inc. and Total Return Securities Fund. Amount in parentheses is number of funds overseen by trustee in the Family of Investment Companies.

**	Messrs. Dakos, Goldstein, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act.

Trustee Transactions with Fund Affiliates.  As of October 20, 2025, none of the Independent Trustees, or members of their immediate family, owned securities beneficially or of record in the Adviser or any of its affiliates. Furthermore, over the past five years, none of the Independent Trustees nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since September 1, 2022, none of the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Fund, the Adviser or any of their affiliates was a party.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1 TO ELECT EACH OF THE NOMINEES FOR TRUSTEE.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Additional Information about the Board of Trustees

 Board Meetings and Committees.

During the fiscal year ended August 31, 2025, the Board met 4 times.  During the fiscal year ended August 31, 2025, each present Trustee and nominee for Trustee attended at least 75% of the meetings of the Board and of the Committees of which he is a member, held since his respective election.

Audit & Valuation Committee. The Board has established an Audit & Valuation  Committee whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (v) to act as liaison between the Fund’s independent auditors and the full Board; (vi) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (vii) review and approve the valuation of all fair valued securities.

 Although the Audit & Valuation Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit & Valuation Committee is not an audit, nor does the Audit & Valuation Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit & Valuation Committee are not full-time employees of the Fund and, in serving on the Audit & Valuation Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit & Valuation Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit & Valuation Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.

 The Audit & Valuation Committee currently consists of Messrs. Hellerman, Sell and Dayan.  None of the members of the Audit & Valuation Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  Mr. Hellerman is the Chairman of the Audit & Valuation Committee. The Board has determined that Mr. Dayan is an “audit committee financial expert” as such term is defined by the Securities Exchange Act of 1934, as amended. The Board has determined that each of Mr. Hellerman’s and Mr. Sell’s service on the audit committees of more than three public companies does not impair his ability to effectively serve on the Fund’s Audit & Valuation Committee.  The Board’s Audit & Valuation Committee met 5 times during the year ended August 31, 2025.

Nominating and Corporate Governance Committee. On September 12, 2025, the Board established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees; developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies; and reviewing on an annual basis the compensation of the members of the Board.

The Nominating and Corporate Governance Committee currently consists of Messrs. Hellerman, Harris, Sell and Dayan. None of the members is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds. Because it had not yet been established, the Board’s Nominating and Corporate Governance Committee did not meet during the year ended August 31, 2025.

  In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills necessary for each candidate to possess. In identifying and evaluating nominees for Trustee, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or sub-adviser of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.  Shareholders can send other communications to the Board, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait, Weller”) audited the Fund’s financial statements for the fiscal year ended August 31, 2025 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2025.

 A representative of Tait Weller is not expected to be present at the Meeting and therefore will not (i) have the opportunity to make a statement if he or she so desires or (ii) be available to respond to appropriate questions.

Fees.  The following table sets forth the aggregate fees billed by Tait Weller for the fiscal years ended August 31, 2025 and August 31, 2024, in each case for professional services rendered to the Fund:

Service	2025	2024
Audit Fees	$32,500	$32,500
Audit-Related Fees	2,000	2,000
Tax Fees	3,400	3,400
All Other Fees	--	--
Total	$37,900	$37,900

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

 Fees included in the “audit-related fees” category consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended August 31, 2025 and August 31, 2024, there were no fees billed by Tait Weller for other services provided to the Fund. Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

 With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit & Valuation Committee pursuant to the de minimis exception for the fiscal years ended August 31, 2025 and August 31, 2024, and there were no amounts that were required to be approved by the Audit & Valuation Committee pursuant to the de minimis exception for the fiscal years ended August 31, 2025 and August 31, 2024, on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

  All of the services performed by Tait Weller, including audit related and non-audit related services, were pre-approved by the Audit & Valuation Committee as required under such committee’s charter.

For each of the fiscal years ended August 31, 2025 and August 31, 2024, the aggregate fees billed by Tait Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund were $0.

Audit Committee Pre-Approval

 The Audit & Valuation Committee charter contains the Audit & Valuation Committee’s pre-approval policies and procedures.  The Audit Committee Charter can be found on the Fund’s website at https://highincomesecuritiesfund.com/corporate-governance/. Reproduced below is an excerpt from the Audit & Valuation Committee charter regarding such policies and procedures:

 The Audit & Valuation Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit & Valuation Committee Report

 The Audit & Valuation Committee has met and held discussions with the Administrator and Tait Weller.  Tait Weller represented to the Audit & Valuation Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit & Valuation Committee has reviewed and discussed the financial statements with the Administrator and Tait Weller.  The Audit & Valuation Committee also discussed with Tait Weller matters required to be discussed by Auditing Standard No. 16.

 Tait Weller also provided to the Audit & Valuation Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit & Valuation Committee discussed with Tait Weller its independence, in light of the services Tait Weller is providing.

Based upon the Audit & Valuation Committee’s discussion with the Administrator and Tait Weller and the Audit & Valuation Committee’s review of the representations of the Administrator and the report of Tait Weller to the Audit & Valuation Committee, the Audit & Valuation Committee recommended that the Board of Trustee include the audited financial statements in the Fund’s Annual Report for the fiscal year ended August 31, 2025, to be filed with the SEC.

Respectfully submitted,

Gerald Hellerman, Chairman
Moritz Sell
Richard Dayan

OTHER INFORMATION

 Beneficial Ownership of Shares

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of October 20, 2025, 5% or more of the shares of the Fund.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class*

Thomas J. Herzfeld Advisors Inc.	1,552,621	8.30%**
LPL Financial LLC	1,514,348	8.09%**

* Percent of class is based on the number of shares outstanding as of October 20, 2025.
** Based on the most recent information (as of October 20, 2025) provided by Bloomberg L.P.

 Delinquent Section 16(a) Reports,

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any trustee or officer.

 Investment Adviser

The address of the Fund’s investment adviser, Bulldog Investors, LLP, is Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663.

 Fund Administrator

The address of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, is 615 East Michigan Street, Milwaukee, WI 53202.

Shareholder Proposals

The Meeting is an annual meeting of the Fund’s shareholders.  Any shareholder who wishes to submit proposal to be considered at the Fund’s next annual meeting of shareholders in 2025 should send such proposals to the Secretary of High Income Securities Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Shareholder proposals must be received by the Fund no later than the close of business on July 7, 2026 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

   In order for a shareholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the 2025 annual meeting, such shareholder must deliver a written notice of such proposal to the Secretary of High Income Securities Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, between September 16, 2026 and October 16, 2026.

Shareholders are advised to review the Fund’s Amended and Restated Bylaws, which contains additional requirements about advance notice of shareholder proposals.

 Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on December 15, 2025:

The notice of annual meeting of shareholders and this Proxy Statement, along with the Fund’s most recent annual and semi-annual reports, are available free of charge at www.highincomesecuritiesfund.com.

OTHER BUSINESS

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion. Shareholders can send communications to the Board or Fund management, c/o the High Income Securities Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

By order of the Board of Trustees,

Phillip Goldstein
Chairman of the Board

November 4, 2025

It is important that you execute and return your proxy promptly.

ANNUAL MEETING OF SHAREHOLDERS OF

HIGH INCOME SECURITIES FUND

December 15, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Proxy Statement is available at www.proxyvote.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333330000000000 3 121525

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE FOR THE NOMINEES LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees

NOMINEES:	FOR	AGAINST	ABSTAIN
1a. Phillip Goldstein	☐	☐	☐
1b. Andrew Dakos	☐	☐	☐
1c. Richard Dayan	☐	☐	☐
1d. Gerald Hellerman	☐	☐	☐
1e. Ben H. Harris	☐	☐	☐
1f. Moritz Sell	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

HIGH INCOME SECURITIES FUND

December 15, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Proxy Statement is available at www.proxyvote.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333330000000000 3 121525

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE FOR THE NOMINEES LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustees

NOMINEES:	FOR	AGAINST	ABSTAIN
1a. Phillip Goldstein	☐	☐	☐
1b. Andrew Dakos	☐	☐	☐
1c. Richard Dayan	☐	☐	☐
1d. Gerald Hellerman	☐	☐	☐
1e. Ben H. Harris	☐	☐	☐
1f. Moritz Sell	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

HIGH INCOME SECURITIES FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Phillip Goldstein and Andrew Dakos, and each of them, as the proxies of the undersigned, each with the power to appoint his substitute, for the annual meeting (the "Meeting") of shareholders (herein referred to as "shareholders") of High Income Securities Fund, to be held on December 15, 2025 at 11:30 AM ET at the offices of U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 777 E. Wisconsin Ave, Floor 6, Milwaukee, WI, 53202, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting. The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions herein.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE PROXY CARD. Your proxy is important to assure a quorum at the Annual Meeting of Shareholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

1.1 14475